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                                                                          497(e)

                              RSI RETIREMENT TRUST

                         SUPPLEMENT DATED JUNE 17, 2002
                      TO PROSPECTUS DATED JANUARY 28, 2002

    Effective June 17, 2002, Michele A. Ward, CFA, Executive Vice President and Senior Investment Officer of Retirement System Investors Inc. ("RSI") became co-manager of the Core Equity Fund. James P. Coughlin, President and Chief Investment Officer of RSI continues as the co-manager of the portfolio.

    As a result of the foregoing, the paragraph on page 21 of the Prospectus discussing the portfolio manager of the Core Equity Fund is restated to read as follows:

        CORE EQUITY FUND: MR. JAMES P. COUGHLIN, President and Chief Investment Officer of RSI, has been the portfolio manager for the Core Equity Fund since August 1984, upon joining Retirement System for Savings Institutions (predecessor to the Trust). Mr. Coughlin also serves as Executive Vice President-Investments of the Trust. Previously, he worked as an equity research analyst and portfolio manager with the economic and investment counsel firm of Lionel Edie & Co. and its parent Manufacturers Hanover. An honors graduate of Iona College, Mr. Coughlin holds a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree in Finance from New York University Graduate School of Business and is a Chartered Financial Analyst (CFA). Effective June 17, 2002, MS. MICHELE A. WARD, Executive Vice President and Senior Investment Officer of RSI, became co-portfolio manager for the Core Equity Fund with Mr. Coughlin. Prior to joining RSI, Ms. Ward served as a Partner and portfolio manager at Columbus Circle Investors. Prior to that, Ms. Ward was a consultant with Greenwich Associates.
    Ms. Ward graduated magna cum laude from Yale University, with a Bachelor of Arts degree in Political Science. She also holds a Masters degree from Yale University School of Management and is a Chartered Financial Analyst (CFA).